EX.99.906CERT

Certification Pursuant to Section 906 of the Sarbanes-Oxley Act

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of the Genworth Financial Asset Management Funds, Inc., does hereby certify, to such officer’s knowledge, that the report on Form N-CSR of the Trust for the period ended March 31, 2008 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as applicable, and that the information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Genworth Financial Asset Management Funds, Inc. for the stated period.

/s/ Gurinder Ahluwalia Gurinder Ahluwalia President, Genworth Financial Asset Management Funds, Inc.	/s/ Carrie Hansen Carrie Hansen Treasurer, Genworth Financial Asset Management Funds, Inc.
Dated: 5/28/2008	Dated: 5/29/2008

This statement accompanies this report on Form N-CSR pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed as filed by Genworth Financial Asset Management Funds, Inc. for purposes of Section 18 of the Securities Exchange Act of 1934.